UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) June 12, 2025
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Matador Resources Company
(Exact name of registrant as specified in its charter)
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Texas	001-35410	27-4662601
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 LBJ Freeway,	Suite 1500	75240
Dallas,	Texas
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (972) 371-5200
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MTDR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
Matador Resources Company (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on June 12, 2025. On the April 16, 2025 record date for the Annual Meeting, there were 125,201,846 shares of the Company’s common stock outstanding with each such share being entitled to one vote.
A total of 115,838,469 shares of the Company’s common stock were represented in person or by proxy at the Annual Meeting. The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, as applicable, with respect to each matter is set forth below.

Proposal 1: Election of Directors
The shareholders elected each of Shelley F. Appel, R. Gaines Baty, Paul W. Harvey and Susan M. Ward as a Class II director of the Company for a term expiring at the Annual Meeting of Shareholders in 2028. Each such director shall serve for the applicable term or the earlier death, retirement, resignation or removal of such director.

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Shelley F. Appel	101,783,311	6,738,837	145,199	7,171,122
R. Gaines Baty	93,918,577	14,602,509	146,261	7,171,122
Paul W. Harvey	108,318,708	203,700	144,939	7,171,122
Susan M. Ward	99,694,594	8,829,335	143,418	7,171,122

Proposal 2: Advisory Vote on 2024 Executive Compensation
The shareholders approved the non-binding advisory resolution approving the 2024 compensation of the Company’s named executive officers.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
102,074,053	6,399,811	193,483	7,171,122

Proposal 3: Proposal to Ratify the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the Year Ending December 31, 2025
The shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

Votes For	Votes Against	Votes Abstained
114,593,606	1,028,066	216,797

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATADOR RESOURCES COMPANY

Date: June 17, 2025	By:	/s/ Bryan A. Erman
	Name:	Bryan A. Erman
	Title:	Co-President